UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      March 31, 2008
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01  Other Events

     On March 31, 2008 Hasbro, Inc. ("Hasbro") issued a press release announcing that Hasbro had acquired all of the intellectual property related to Trivial Pursuit from Horn Abbot Ltd. and Horn Abbot International Limited for an aggregate purchase price of $80 million. The press release is furnished as an exhibit to this Current Report on Form 8-K and is incorporated herein.



Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits

     99    Press Release, dated March 31, 2008, of Hasbro, Inc.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: March 31, 2008                      By: /s/ David D.R. Hargreaves
                                              --------------------------
                                              David D.R. Hargreaves

                                                Executive Vice President,
                                                Finance and Global Operations
                                                and Chief Financial Officer

                                 Hasbro, Inc.
                          Current Report on Form 8-K
                             Dated March 31, 2008


                                Exhibit Index


Exhibit
No.


99   Press Release, Dated March 31, 2008, of Hasbro, Inc.